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                                                                Exhibit 99.q.(i)

                                                              BOARD OF DIRECTORS
                                                                  April 12, 2005

                                POWER OF ATTORNEY

                           HARTFORD SERIES FUND, INC.
                        HARTFORD HLS SERIES FUND II, INC.
                         THE HARTFORD MUTUAL FUNDS, INC.
                       THE HARTFORD MUTUAL FUNDS II, INC.
                      THE HARTFORD INCOME SHARES FUND, INC.

                     Effective: April 12, 2005 - May 1, 2006

        Lynn S. Birdsong     Sandra S. Jaffee(1)     Lowndes A. Smith
        Robert M. Gavin      Thomas M. Marra         David M. Znamierowski(2)
        Duane E. Hill        Phillip O. Peterson

do hereby constitute and appoint Edward P. Macdonald, Jill G. Powilatis and/or Richard J. Wirth to sign as their agent any Securities Act of 1933 and/or Investment Company Act of 1940 Registration Statement, pre-effective amendment or post-effective amendment and any Application for Exemptive Relief or other filings with the Securities and Exchange Commission relating to each of the above-referenced investment companies.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of the date first written above.


/s/ Lynn S. Birdsong                            /s/ Thomas M. Marra
--------------------------------                --------------------------------
 Lynn S. Birdsong                                Thomas M. Marra


/s/ Robert M. Gavin                             /s/ Phillip O. Peterson
--------------------------------                --------------------------------
 Robert M. Gavin                                 Phillip O. Peterson


/s/ Duane E. Hill                               /s/ Lowndes A. Smith
--------------------------------                --------------------------------
 Duane E. Hill                                   Lowndes A. Smith


/s/ Sandra S. Jaffee                            /s/ David M. Znamierowski
--------------------------------                --------------------------------
 Sandra S. Jaffee                                David M. Znamierowski


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1    Director of The Hartford Mutual Funds, Inc., Hartford Series Fund, Inc. and
     The Hartford Income Shares Fund, Inc.

2 President of all the above-referenced investment companies and Director of The Hartford Mutual Funds, Inc. and Hartford Series Fund, Inc.